UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2012

TEXAS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1341 West Mockingbird Lane, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 647-6700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At its meeting on July 11, 2012, the Board of Directors (the "Board") of Texas Industries, Inc. (the "Company") elected Sean P. Foley, Bernard Lanigan, Jr., and Thomas L Ryan as independent directors for terms of office that expire at the Company's 2012 annual meeting of stockholders.

A press release announcing the election and providing biographical information about the new directors of the Company is attached hereto as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated July 11, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC. (Registrant)
July 12, 2012 (Date)	/s/ FREDERICK G. ANDERSON Frederick G. Anderson Vice President-General Counsel and Secretary